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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                  March 6, 1996



                                 XYTRONYX, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                        --------------------------------
                  (State or other jurisdiction of incorporation)


          0-14838                                       36-3258753
    ------------------                            ------------------------
(Commissioner File Number)                  (IRS Employer Identification Number)




                             6555 Nancy Ridge Drive
                                    Suite 200
                          San Diego, California  92121
                        --------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900
                                                     --------------

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Item 5.   Other Events.

          The News Release dated March 6, 1996 regarding letter of intent to acquire option to purchase Binary Therapeutics, Inc., filed as Exhibit 99.47 hereto, is hereby incorporated into this Report by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)       EXHIBITS.    The following exhibit accompanies this Report:

          Exhibit
          Number                   Exhibit Description
          ------                   -------------------

          99.47 News Release dated March 6, 1996 regarding letter of intent to acquire option to purchase Binary Therapeutics, Inc


                                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             XYTRONYX, INC.


                                             By:   /s/ DALE SANDER
                                                   ----------------------------
                                                       Dale Sander
                                                       Chief Financial Officer

Date:  March 12, 1996


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                                INDEX TO EXHIBITS


Exhibit                                                          Sequentially
Number              Description of Exhibit                       Numbered Page
------              ----------------------                       -------------

99.47 News Release dated March 6, 1996 regarding letter of intent to acquire option to purchase Binary
          Therapeutics, Inc


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